                                                                 EXHIBIT (23)(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of our report dated February 18, 1994 included in Texas Gas Transmission Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN & CO.

Houston, Texas
March 16, 1994